Goodwill	12 Months Ended
Dec. 31, 2017
Goodwill [abstract]
Goodwill

Note 12 – Goodwill

The carrying amounts of goodwill at the beginning and end of the current and previous years are set out below.

	2017	2016
At January 1	$4,019	$4,135
Foreign exchange revaluation	550	(116)
At December 31	$4,569	$4,019

The goodwill relates to the Company's OnSite Generation business CGU. The Company performs its annual impairment test as of September 30.

In estimating the recoverable amount of this CGU, the Company first used an income approach, discounting its future estimated cash flows for Q4 2017 and a five-year forecast period, starting with the approved 2018 budget, and discounted those projected cash flows at a rate of return that reflects the relative risks of achieving those cash flows. To this amount, the Company added the present value of a terminal value, determined by applying a capitalization rate to the expected annual cash flows to be generated beyond the forecast period, and the present value of the tax shield from existing tax loss carryforwards to determine an estimated enterprise value. The resulting enterprise value was then adjusted for redundant assets, interest bearing debt and debt equivalents and estimated costs to sell to determine an estimated fair value less cost to sell.

Discounted cash flows over the forecast period used a five-year revenue compound annual growth rate (CAGR) of 20% and a perpetual growth rate of 2% thereafter.   The five-year revenue CAGR used in the discounted cash flows calculations differs from past experience; management has determined the five-year revenue CAGR based on expectations for future growth in demand for hydrogen generation products in our core markets: industrial hydrogen, Power-to-Gas, and hydrogen refueling, the impact of recently launched and to be launched solutions, as well as its current backlog.  Gross direct margins (excluding indirect overheads) are projected to remain consistent with current levels at 29% throughout the forecast period. Selling, general and administrative expenses and indirect manufacturing overheads are projected to increase at 3% a year after the 2018 budget period and research and development costs (net of grants) are anticipated to remain at current levels. Working capital requirements were estimated to approximate 15% of annual sales throughout the forecast period. Using a weighted cost of capital approach, the Company applied a discount rate of 15.5% to determine the present value of the projected cash flows and then deducted 3% for estimated costs to sell.

The Company supplemented the discounted cash flow analysis by considering transactions multiples over the past five years and current trading multiples for broadly comparable public company businesses with similar operations within the same industry to the resulting sales multiple of the OnSite CGU from the discounted cashflow approach (2.2 times trailing 12 months revenues) which was within the low end of the range due the significantly smaller size of the Company’s operations, and geographical reach relative to some of these public companies comparables.

The sales and operations of the OnSite Generation CGU constitutes approximately 50% of the Company’s current sales and operations, therefore the Company also compared the enterprise value of the OnSite Generation CGU, the Company’s overall market capitalization and the implied valuation of its Power Systems CGU and its respective revenue multiples. The revenue multiple for the Company as a whole was 3.1 times trailing 2 months revenues and the implied revenue multiple for the Power Systems CGU was 3.8 times trailing 12-month revenue. Management believes these multiples are within the low end of the range when compared to multiples of broadly comparable public companies in the hydrogen fuel cell industry.

As the valuation techniques used by the Company require the use of unobservable inputs, the recoverable amount of the Company’s OnSite Generation CGU is classified within Level 3 of the fair value hierarchy.

For the year ended December 31, 2016, the recoverable amount of the OnSite Generation CGU based on fair value less cost to sell was determined using an implied market approach by deducting from the overall market capitalization of the company corporate assets and the estimated value of the smaller Power CGU which was determined based on comparable public company trading multiples for the Power Systems CGU. The resulting valuation produced a revenue multiple of approximately 2 times trailing 12 months revenue. Given the significant growth in the Power Systems business this past year, management considered it would be more appropriate to use a direct valuation approach in the current year as noted above.

No impairment charges arose as a result of the reviews in either 2017 or 2016.   Reasonably possible changes in key assumptions in the discounted cash flow approach would not cause the recoverable amount of the OnSite Generation CGU to fall below its carrying value. The recoverable amount would equal its carrying value if a revenue multiple of 0.3 times revenues was assumed.